                                                                EXHIBIT 10.74

                               AMENDMENT NO. 1 TO
                              AMENDED AND RESTATED
                  REVOLVING CREDIT AND REIMBURSEMENT AGREEMENT


         THIS AMENDMENT AGREEMENT is made and entered into this 28th day of February, 1997, by and among CAPSTONE CAPITAL CORPORATION, a Maryland corporation (herein called the "Borrower"), NATIONSBANK, N.A. (SOUTH) (the "Agent"), as Agent for the lenders (the "Lenders") party to the Amended and Restated Revolving Credit and Reimbursement Agreement dated June 24, 1996 among such Lenders, Borrower and the Agent (the "Agreement") and each of the Lenders party to the Agreement.

                              W I T N E S S E T H:

         WHEREAS, the Borrower, the Agent and the Lenders have entered into the Agreement pursuant to which the Lenders have agreed to make revolving loans to the Borrower in the principal amount of $150,000,000 as evidenced by the Notes (as defined in the Agreement); and

         WHEREAS, the parties hereto desire further to amend the Agreement in the manner herein set forth effective as of the date hereof;

         NOW, THEREFORE, the Borrower, the Agent and the Lenders do hereby agree as follows:

         1. Definitions. The term "Agreement" as used herein and in the Loan Documents (as defined in the Agreement) shall mean the Agreement as hereby amended and modified. Unless the context otherwise requires, all terms used herein without definition shall have the definition provided therefor in the Agreement.

         2. Amendments. Subject to the conditions hereof, the Agreement is hereby amended, effective as of the date hereof, as follows:

                  (a) The definition of "Total Revolving Credit Commitment" in
         Section 1.01 is hereby amended in its entirety so that as amended it shall read as follows:

                           "'Total Revolving Credit Commitment' means an amount
                  equal to (i) $170,000,000 or (ii) at such time as existing Exhibit A hereto is amended by the entering into of an Amendment Agreement in the form of Exhibit J by the Borrower, the Agent and any lender or lenders agreeing to provide additional Loans of up to $10,000,000, an amount equal to $180,000,000, as such amounts are reduced from time to time in accordance with Section 2.07;"

                  (b) Exhibit A to the Agreement is amended in its entirety so that as amended it is in the form and content attached hereto as Exhibit A; and

            (c) A new Exhibit J substantially in the form attached hereto is added to the Agreement.

         3. Each Subsidiary of the Borrower has joined in the execution of this Amendment Agreement for the purpose of (i) agreeing to the amendment to the Agreement including the increase in the Total Revolving Credit Commitment to $180,000,000 and (ii) confirming its guarantee of payment of all the Obligations. Each Lender agrees that the Total Revolving Credit Commitment may be increased to $180,000,000 without the requirement that such Lender join in the execution of an Amendment Agreement in the form of Exhibit J hereto.

         4. Representations and Warranties. The Borrower hereby certifies that:

            (a) The representations and warranties made by Borrower in
         Article VI thereof are true on and as of the date hereof except that the financial statements referred to in Section 6.01(f) shall be those most recently furnished to each Lender pursuant to Section 7.01(a) and
         (b);

            (b) There has been no material change in the condition, financial or otherwise, of the Borrower and its Subsidiaries since the date of the most recent financial reports of the Borrower received by each Lender under Section 7.01 thereof, other than changes in the ordinary course of business, none of which has been a material adverse change;

            (c) The business and properties of the Borrower and its Subsidiaries are not, and since the date of the most recent financial report of the Borrower and its Subsidiaries received by each Lender under Section 7.01 thereof have not been, adversely affected in any substantial way as the result of any fire, explosion, earthquake, accident, strike, lockout, combination of workers, flood, embargo, riot, activities of armed forces, war or acts of God or the public enemy, or cancellation or loss of any major contracts; and

            (d) No event has occurred and no condition exists which, upon the consummation of the transaction contemplated hereby, constituted a Default or an Event of Default on the part of the Borrower under the Agreement or the Notes either immediately or with the lapse of time or the giving of notice, or both.

         5. Conditions. As a condition to the effectiveness of this Amendment Agreement, the Borrower shall deliver, or cause to be delivered to the Agent, the following:

            (a)      Twelve (12) executed counterparts of this Amendment
         Agreement;

            (b)      Executed Notes;

            (c) Resolution of the Board of Directors of Borrower and each Subsidiary;



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                  (d)      a certificate of the Secretary or Assistant Secretary
         of the Borrower as to Charter, Bylaws, Resolutions and incumbency of officers executing this Amendment Agreement;

                  (e) a certificate of the Secretary or Assistant Secretary of each Subsidiary as to the Charter, Bylaws, Resolutions and incumbency of officers executing this Amendment Agreement;

                  (f) an opinion of counsel for the Borrower and its Subsidiaries in form and content acceptable to the Agent;

                  (g) a certificate of an Authorized Representative demonstrating compliance, as of December 31, 1996, with Sections 8.01, 8.02, 8.03, 8.04, 8.05 and 8.06 of the Agreement, which certificate shall be substantially in the form of Exhibit I to the Agreement;

                  (h) such other instruments and documents as the Agent may reasonably request; and

                  (i) receipt by the Agent for the benefit of itself and the Lenders of all fees payable to the Agent and the Lenders.

         6. Other Documents. All instruments and documents incident to the consummation of the transactions contemplated hereby shall be satisfactory in form and substance to the Agent and its counsel; the Agent shall have received copies of all additional agreements, instruments and documents which it may reasonably request in connection therewith, including evidence of the authority of Borrower to enter into the transactions contemplated by this Amendment Agreement, in each case such documents, when appropriate, to be certified by appropriate corporate or governmental authorities; and all proceedings of the Borrowers relating to the matters provided for herein shall be satisfactory to the Agent and its counsel.

         7. Entire Agreement. This Amendment Agreement sets forth the entire understanding and agreement of the parties hereto in relation to the subject matter hereof and supersedes any prior negotiations and agreements among the parties relative to such subject matter. No promise, conditions, representation or warranty, express or implied, not herein set forth shall bind any party hereto, and no one of them has relied on any such promise, condition, representation or warranty. Each of the parties hereto acknowledges that, except as in this Amendment Agreement or otherwise expressly stated, no representations, warranties or commitments, express or implied, have been made by any other party to the other. None of the terms of conditions of this Amendment Agreement may be changed, modified, waived or canceled orally or otherwise, except by writing, signed by all the parties hereto, specifying such change, modification, waiver or cancellation of such terms or conditions, or of any proceeding or succeeding breach thereof.

         8. Full Force and Effect of Agreement. Except as hereby specifically amended, modified or supplemented, the Agreement and all of the other Loan Documents are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.


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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment agreement to be duly executed by their duly authorized officers, all as of the day and year first above written.

                                   CAPSTONE CAPITAL CORPORATION
WITNESS:

/s/ Alice Kay Lamon                By:  /s/ Andrew L. Kizer
----------------------------          -------------------------------------
                                   Name:    Andrew L. Kizer
                                   Title:   Vice President/Secretary/Treasurer
----------------------------


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



                                   GUARANTORS:

                                    CAPSTONE CAPITAL OF ALABAMA, INC.
                                    CAPSTONE CAPITAL OF PENNSYLVANIA, INC.
                                    CAPSTONE CAPITAL OF CALIFORNIA, INC.
                                    CAPSTONE CAPITAL OF BONITA BAY, INC.
                                    CAPSTONE CAPITAL OF CAPE CORAL, INC.
                                    CAPSTONE CAPITAL OF SARASOTA, INC.
WITNESS:                            CAPSTONE CAPITAL OF TEXAS, INC.
                                    CAPSTONE CAPITAL OF LAS VEGAS, INC.
 /s/ Alice Kay Lamon                CAPSTONE CAPITAL OF BAYTOWN, INC.
--------------------------

                                    By: /s/ Andrew L. Kizer
--------------------------             ------------------------------------
                                    Name:    Andrew L. Kizer
                                    Title:   Vice President/Secretary/Treasurer


                                    CAPSTONE OF BONITA BAY, LTD.
                                    By its General Partner:
                                    Capstone Capital of Bonita Bay, Inc.

                                    By: /s/ Andrew L. Kizer
                                       ------------------------------------
                                    Name:    Andrew L. Kizer
                                    Title:   Vice President/Secretary/Treasurer


                                    CAPSTONE OF CAPE CORAL, LTD.
                                    By its General Partner:
                                    Capstone Capital of Cape Coral, Inc.

                                    By: /s/ Andrew L. Kizer
                                       ------------------------------------
                                    Name:    Andrew L. Kizer
                                    Title:   Vice President/Secretary/Treasurer


                                    CAPSTONE OF SARASOTA, LTD.
                                    By its General Partner:
                                    Capstone Capital of Sarasota, Inc.

                                    By: /s/ Andrew L. Kizer
                                       ------------------------------------
                                    Name:    Andrew L. Kizer
                                    Title:   Vice President/Secretary/Treasurer




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



                                    CAPSTONE CAPITAL OF SAN ANTONIO, LTD.
                                    By its General Partner:
                                    Capstone Capital of Cape Coral, Inc.

                                    By: /s/ Andrew L. Kizer
                                       ------------------------------------
                                    Name:    Andrew L. Kizer
                                    Title:   Vice President/Secretary/Treasurer


                                    CAPSTONE OF LAS VEGAS, LTD.
                                    By its General Partner:
                                    Capstone Capital of Las Vegas, Inc.

                                    By: /s/ Andrew L. Kizer
                                       ------------------------------------
                                    Name:    Andrew L. Kizer
                                    Title:   Vice President/Secretary/Treasurer


                                    CAPSTONE OF BAYTOWN, LTD.
                                    By its General Partner:
                                    Capstone Capital of Baytown, Inc.

                                    By: /s/ Andrew L. Kizer
                                       ------------------------------------
                                    Name:    Andrew L. Kizer
                                    Title:   Vice President/Secretary/Treasurer




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



                                    NATIONSBANK, NATIONAL ASSOCIATION
                                    (SOUTH), as Agent


                                    By: /s/ Nancy S. Goldman
                                       ------------------------------------
                                    Name: NANCY S. GOLDMAN
                                         ----------------------------------
                                    Title: VICE PRESIDENT
                                          ---------------------------------










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
                                    AMSOUTH BANK OF ALABAMA


                                    By: /s/ Mark Housel
                                       ------------------------------------
                                    Name: L. MARK HOUSEL
                                         ----------------------------------
                                    Title: COMMERCIAL BANKING OFFICER
                                          ---------------------------------

                                    CREDIT LYONNAIS NEW YORK BRANCH


                                    By: /s/ Farboud Tavangar
                                       ------------------------------------
                                    Name: Farboud Tavangar
                                         ----------------------------------
                                    Title: First Vice President
                                          ---------------------------------

                                    NATIONAL CITY BANK OF KENTUCKY


                                    By: /s/ Roderic M. Brown
                                       ------------------------------------
                                    Name: Roderic M. Brown
                                         ----------------------------------
                                    Title: Vice President
                                          ---------------------------------

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                                    CREDITANSTALT CORPORATE FINANCE, INC.


                                    By: /s/ Robert M. Biringer
                                       ------------------------------------
                                    Name: Robert M. Biringer
                                         ----------------------------------
                                    Title: Executive Vice President
                                          ---------------------------------


                                    By: /s/ Scott Kray
                                       ------------------------------------
                                    Name: Scott Kray
                                         ----------------------------------
                                    Title: Senior Associate
                                          ---------------------------------

                                    THE BANK OF NOVA SCOTIA


                                    By: /s/ Dana Maloney
                                       ------------------------------------
                                    Name: DANA MALONEY
                                         ----------------------------------
                                    Title: RELATIONSHIP MANAGER
                                          ---------------------------------

                                    FIRST COMMERCIAL BANK


                                    By: /s/ James Michael Pnebub Jr.
                                       ------------------------------------
                                    Name: JAMES MICHAEL PNEBUB JR.
                                         ----------------------------------
                                    Title: COMMERCIAL LOAN OFFICER
                                          ---------------------------------

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                                    THE SUMITOMO BANK, LIMITED


                                    By: /s/ Sybil H. Weldon
                                       ------------------------------------
                                    Name: SYBIL H. WELDON
                                         ----------------------------------
                                    Title: VICE PRESIDENT & MANAGER
                                          ---------------------------------


                                    By: /s/ Lauren P. Carrigan
                                       ------------------------------------
                                    Name: LAUREN P. CARRIGAN
                                         ----------------------------------
                                    Title: ASST. VICE PRESIDENT
                                          ---------------------------------

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                                    EXHIBIT A


                        Applicable Commitment Percentages


                                                                        Applicable
                                             Revolving Credit           Commitment
Lender                                          Commitment              Percentage
------                                          ----------              ----------

NationsBank, N.A. (South)                      $ 45,000,000           26.470588235%

AmSouth Bank of Alabama                        $ 25,000,000           14.705882353%

Credit Lyonnais New York Branch                $ 30,000,000           17.647058824%

National City Bank of Kentucky                 $ 15,000,000            8.823529412%

Creditanstalt Corporate Finance, Inc.          $ 25,000,000           14.705882353%

The Bank of Nova Scotia                        $ 10,000,000            5.882352941%

First Commercial Bank                          $ 10,000,000            5.882352941%

The Sumitomo Bank, Limited                     $ 10,000,000            5.882352941%
                                               ------------          -------------

                  Total                        $170,000,000          100%



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